UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2014

Viper Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36505	46-5001985
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Texas Avenue, Suite 1200 Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Underwriting Agreement

On June 17, 2014, Viper Energy Partners LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Partnership, Viper Energy Partners GP LLC (the “General Partner”), Viper Energy Partners LLC (“OpCo”) and Diamondback Energy, Inc. (the “Sponsor,” and together with the Partnership, the General Partner and OpCo, the “Partnership Parties”) and Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Partnership (the “Offering”) and purchase by the Underwriters, of 5,000,000 common units representing limited partner interests in the Partnership (the “Firm Units”) at a price to the public of $26.00 per common unit. Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days to purchase up to an additional 750,000 common units (the “Option Units,” and together with the Firm Units, the “Offered Units”) to cover over-allotments on the same terms, which was exercised in full on June 19, 2014.

The material terms of the Offering are described in the prospectus, dated June 17, 2014 (the “Prospectus”), filed by the Partnership with the United States Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-195769) (the “Registration Statement”).

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership Parties, and customary conditions to closing, obligations of the parties and termination provisions. The Partnership Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The Offering of the Offered Units closed on June 23, 2014. At closing, the Partnership received proceeds from the Offering of the Offered Units (net of the underwriting discount and after deducting the structuring fee and certain offering expenses) of approximately $137.5 million. The Partnership used the net proceeds from the sale of the common units to make a distribution to the Sponsor. Affiliates of certain of the underwriters are lenders under the Sponsor’s revolving credit facility. The Sponsor may, but is not required to, apply the distribution that it receives from the Partnership to repay amounts outstanding under its revolving credit facility. Affiliates of certain of the underwriters may indirectly receive a portion of the proceeds from the Offering in the form of repayment of debt by the Sponsor.

As more fully described under the caption “Underwriting” in the Prospectus, the underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Partnership and its affiliates, for which they received or may in the future receive customary fees and expenses.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Contribution Agreement

The description of the Contribution Agreement provided below under Item 2.01 (and as defined therein) is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is attached as Exhibit 10.1 to the Registration Statement and is incorporated in this Item 1.01 by reference.

Long-Term Incentive Plan

On June 17, 2014, in connection with the Offering, the Board of Directors of the General Partner (the “Board”) adopted a Long Term Incentive Plan (the “Plan”), effective June 17, 2014, for employees, officers, consultants and directors of the General Partner and any of its affiliates, including the Sponsor, who perform services for the Partnership. The purpose of the Plan is to provide a means to attract and retain individuals who are essential to our growth and profitability and to encourage them to devote their best efforts to advancing our business by affording such individuals a means to acquire and maintain ownership of awards, the value of which is tied to the performance of the Partnership’s common units. The Plan provides for the grant of unit options, unit appreciation rights, restricted units, unit awards, phantom units, distribution equivalent rights, cash awards, performance awards, other unit-based awards and substitute awards (collectively, “awards”). The maximum aggregate number of common units that may be issued pursuant to any and all awards under the Plan shall not exceed 9,144,000 common units, subject to adjustment due to recapitalization or reorganization, or related to forfeitures or expiration of awards, as provided under the Plan. Any awards that are made under the Plan will be approved by the board of directors of the General Partner or a committee thereof that may be established for such purpose. The Partnership will be responsible for the cost of awards granted under the Plan.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Unit Option Agreements

In connection with the Offering and pursuant to Unit Option Agreements (the “Unit Option Agreements”) entered into by the General Partner, the Partnership granted awards of an aggregate of 2,000,000 unit options under the Plan to executive officers of the General Partner. Each unit option entitles the recipient to purchase one of our common units. The exercise price of the unit options equals the Offering price of the Partnership’s common units. Subject to accelerated vesting upon certain specified events, a third of the unit options will vest each year, and the options will be automatically exercised, to the extent vested, on the earlier to occur of the three year anniversary of the date of grant or the occurrence of a change in control.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of the Unit Option Agreement, which is filed as Exhibit 10.6 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Advisory Services Agreement

On June 23, 2014, in connection with the Offering, the Partnership and the General Partner entered into an Advisory Services Agreement (the “Advisory Services Agreement”) with Wexford Capital LP (“Wexford”), which provides, among other matters, that Wexford will provide the Partnership and the General Partner with general financial and strategic advisory services in return for an annual fee of $500,000, plus reimbursement of reasonable out-of-pocket expenses. This annual fee does not cover any advisory services related to acquisitions, divestitures, financings or other transactions in which the Partnership may be involved in the future. The Partnership will pay Wexford to-be-negotiated market-based fees approved by the conflicts committee of the Board for such services as may be provided by Wexford at the Partnership’s request in connection with future acquisitions and divestitures, financings or other transactions. After the initial term expires on June 23, 2016, any of the parties to the Advisory Services Agreement may terminate the Advisory Services Agreement upon written notice 30 days prior to end of each subsequent one-year term.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Advisory Services Agreement, which is filed as Exhibit 10.3 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Registration Rights Agreement

On June 23, 2014, in connection with the Offering, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Sponsor. Pursuant to the Registration Rights Agreement, the Partnership is required to file a registration statement to register the common units issued to the Sponsor. The

Registration Rights Agreement also includes provisions dealing with holdback agreements, indemnification and contribution and allocation of expenses. These registration rights are transferable to affiliates and, in certain circumstances, to third parties.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Indemnification Agreements

On June 23, 2014, the General Partner and Partnership entered into indemnification agreements (the “Indemnification Agreements”) with each of the current directors and executive officers of the General Partner. The Indemnification Agreements require the Partnership to indemnify these individuals to the fullest extent permitted by law against expenses incurred as a result of any proceeding in which they are involved by reason of their service to the Partnership and, if requested, to advance expenses incurred as a result of any such proceeding.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of the Indemnification Agreement, which is filed as Exhibit 10.4 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Tax Sharing Agreement

On June 23, 2014, in connection with the Offering, the Partnership entered into a Tax Sharing Agreement (the “Tax Sharing Agreement”) with the Sponsor, pursuant to which it will reimburse the Sponsor for its share of state and local income and other taxes borne by Diamondback as a result of operations being included in a combined or consolidated tax return filed by the Sponsor with respect to taxable periods including or beginning on June 23, 2014. The amount of any such reimbursement is limited to the tax the Partnership would have paid had it not been included in a combined group with the Sponsor.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Tax Sharing Agreement, which is filed as Exhibit 10.5 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Contribution Agreement

In connection with the closing of the Offering and pursuant to the Contribution Agreement entered into by and among the Partnership, the General Partner, OpCo and Sponsor on June 17, 2014 (the “Contribution Agreement”), the Sponsor transferred a subordinated note from OpCo and its ownership interest in OpCo to OpCo and the Partnership, respectively, in exchange for the Sponsor Units (as defined below).

As of the closing of the Offering, the Sponsor owns 70,450,000 common units (the “Sponsor Units”), representing an approximate 92% limited partner interest in the Partnership. The Sponsor also owns and controls the General Partner, which holds a non-economic general partner interest in the Partnership.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to the Registration Statement and is incorporated in this Item 2.01 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuances by the Partnership of securities in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(2) of the Securities Act. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On June 18, 2014, in connection with the day the Partnership’s common units first traded on the NASDAQ Global Select Market, W. Wesley Perry, Michael L. Hollis and James L. Rubin were appointed to the Board. Mr. Perry was also appointed to serve as a member of the audit committee.

Long-Term Incentive Plan

The description of the Plan provided above under Item 1.01 is incorporated in this Item 5.02 by reference.

Unit Option Agreements

The description of the Unit Option Agreements provided above under Item 1.01 is incorporated in this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Viper Energy Partners LP

On June 23, 2014, in connection with the closing of the Offering, the Partnership amended and restated its agreement of limited partnership (as amended, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the sections of the Prospectus entitled “How We Make Distributions” and “The Partnership Agreement” and is incorporated in this Item 5.03 by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 17, 2014, by and among Viper Energy Partners LP, Viper Energy Partners GP LLC, Viper Energy Partners LLC, Diamondback Energy, Inc. and several underwriters named therein.

3.1	First Amended and Restated Agreement of Limited Partnership of Viper Energy Partners LP, dated June 23, 2014, by and among Viper Energy Partners GP LLC and Diamondback Energy, Inc.

4.1	Registration Rights Agreement, dated June 23, 2014, by and between Viper Energy Partners LP and Diamondback Energy, Inc.

10.1	Contribution Agreement, dated June 17, 2014, by and among Viper Energy Partners LLC, Viper Energy Partners GP LLC, Viper Energy Partners LP and Diamondback Energy, Inc.

10.2	Viper Energy Partners LP Long Term Incentive Plan.

10.3	Advisory Services Agreement, dated June 23, 2014, by and among Viper Energy Partners LP, Viper Energy Partners GP LLC and Wexford Capital LP.

10.4	Form of Indemnification Agreement.

10.5	Tax Sharing Agreement, dated June 23, 2014, by and between Viper Energy Partners LP and Diamondback Energy, Inc.

10.6	Form of Unit Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

	By:	Viper Energy Partners GP LLC, its general partner

Date: June 23, 2014
	By:	/s/ Randall J. Holder
	Name:	Randall J. Holder
	Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 17, 2014, by and among Viper Energy Partners LP, Viper Energy Partners GP LLC, Viper Energy Partners LLC, Diamondback Energy, Inc. and several underwriters named therein.

3.1	First Amended and Restated Agreement of Limited Partnership of Viper Energy Partners LP, dated June 23, 2014, by and among Viper Energy Partners GP LLC and Diamondback Energy, Inc.

4.1	Registration Rights Agreement, dated June 23, 2014, by and between Viper Energy Partners LP and Diamondback Energy, Inc.

10.1	Contribution Agreement, dated June 17, 2014, by and among Viper Energy Partners LLC, Viper Energy Partners GP LLC, Viper Energy Partners LP and Diamondback Energy, Inc.

10.2	Viper Energy Partners LP Long Term Incentive Plan.

10.3	Advisory Services Agreement, dated June 23, 2014, by and among Viper Energy Partners LP, Viper Energy Partners GP LLC and Wexford Capital LP.

10.4	Form of Indemnification Agreement.

10.5	Tax Sharing Agreement, dated June 23, 2014, by and between Viper Energy Partners LP and Diamondback Energy, Inc.

10.6	Form of Unit Option Agreement.